SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 30, 2006



                              Eastman Kodak Company
               (Exact name of registrant as specified in charter)



         New Jersey                    1-87                 16-0417150
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission            (IRS Employer
      of Incorporation)            File Number)         Identification No.)


                                343 State Street,
                            Rochester, New York 14650
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code (585) 724-4000
                                                            -------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition
---------------------------------------------------------

On January 30, 2006, Eastman Kodak Company issued a press release and a supplemental financial discussion document describing its financial results for its fourth fiscal quarter ended December 31, 2005. Copies of the press release and financial discussion document are attached as Exhibits 99.1 and 99.2, respectively, to this report.

Within the Company's fourth quarter 2005 press release and financial discussion document, the Company makes reference to certain non-GAAP financial measures including "Digital revenue", "Digital revenue growth", "Digital earnings", "Free cash flow", "Operating cash flow", "Investable cash flow" and "Earnings before interest, taxes, depreciation and amortization (EBITDA)", which have directly comparable GAAP financial measures, and to certain calculations that are based on non-GAAP financial measures, including "Days sales outstanding" and "Days supply in inventory." The Company believes that these measures represent important internal measures of performance. Accordingly, where these non-GAAP measures are provided, it is done so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company on a year-over-year and quarter-sequential basis. Whenever such information is presented, the Company has complied with the provisions of the rules under Regulation G and Item 2.02 of Form 8-K. The specific reasons, in addition to the reasons described above, why the Company's management believes that the presentation of the non-GAAP financial measures provides useful information to investors regarding Kodak's financial condition, results of operations and cash flows are as follows:

Digital revenue / Digital revenue growth / Digital earnings -- In the Company's earnings release for the second quarter of 2005 that was issued on July 20, 2005, the Company indicated that, due to the ongoing digital transformation, management would view the Company's performance based on the following three key metrics: digital revenue growth, digital earnings growth and the generation of cash. These three key metrics were reemphasized in the Company's investor presentation on September 28, 2005 and in the attached earnings release for the fourth quarter of 2005. These digital measures form the basis of internal management performance expectations and certain incentive compensation. Accordingly, these digital measures are presented so that investors have the same financial data that management uses with the belief that it will assist the investment community in properly assessing the underlying performance of the Company against its key metrics on a year-over-year and quarter-sequential basis, as the Company undergoes this digital transformation.

Free cash flow / Operating cash flow / Investable cash flow -- The Company believes that the presentation of free cash flow, operating cash flow and investable cash flow is useful information to investors as it facilitates the comparison of cash flows between reporting periods. In addition, management utilizes these measures as tools to assess the Company's ability to repay debt and repurchase its own common stock, after it has satisfied its working capital needs, dividends, capital expenditures, acquisitions and investments. The free cash flow measure equals net cash provided by operating activities from continuing operations, as determined under Generally Accepted Accounting Principles in the U.S. (U.S. GAAP) minus capital expenditures. The operating cash flow measure equals free cash flow plus proceeds from the sale of assets, minus acquisitions, debt assumed in acquisitions, investments in unconsolidated affiliates, and dividends. The investable cash flow measure equals operating cash flow excluding the impact of acquisitions and debt assumed in acquisitions, and forms the basis of internal management performance expectations (it is one of the Company's three key metrics) and certain incentive compensation. Accordingly, the Company believes that the presentation of this information is useful to investors as it provides them with the same data as management uses to facilitate their assessment of the Company's cash position.

EBITDA / Interest Expense -- Under the Company's senior secured credit facilities, there are two financial debt covenants that the Company must be in compliance with on a quarterly basis: (1) debt to EBITDA and (2) EBITDA to interest expense. Accordingly, the Company believes the presentation of the debt to EBITDA and EBITDA to interest expense financial measures is useful information to investors, as it provides information as to how the Company actually performed against the financial covenant restrictions and requirements, and how much headroom the Company has within the covenants.

Days sales outstanding (DSO) -- The Company believes that the presentation of a DSO result that includes the impact of reclassifying rebates as an offset to receivables is useful information to investors, as this calculation is more reflective of the Company's receivables performance and cash collection efforts due to the fact that most customers reduce their actual cash payment to the Company by the amount of rebates owed to them.

Days supply in inventory (DSI) -- The Company believes that the presentation of a DSI result that is based on inventory before the LIFO reserve is useful information to investors, as this calculation is more reflective of the Company's actual inventory turns due to the fact that the inventory values in the calculation are based on current cost. The Company also believes that the presentation of a DSI result that is based on a cost of goods sold amount that excludes certain manufacturing-related costs that are considered to be unusual, or that occur infrequently, is useful information to investors, as it is more reflective of the Company's actual inventory performance.

Item 9.01.  Financial Statements and Exhibits
---------------------------------------------
 (c)   Exhibits
       --------

  Exhibit 99.1  Press release issued January 30,          Furnished with
                2006 regarding financial results          this document
                for the fourth quarter of 2005

  Exhibit 99.2  Financial discussion document issued      Furnished with
                January 30, 2006 regarding financial      this document
                results for the fourth quarter of 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EASTMAN KODAK COMPANY


                                        By: /s/ Richard G. Brown, Jr.
                                        -----------------------------
                                        Name: Richard G. Brown, Jr.
                                        Title: Controller


Date: January 30, 2006




                                  EXHIBIT INDEX
                                  -------------



Exhibit No.             Description
----------              ------------

 99.1 Press release issued January 30, 2006 regarding financial results for the fourth quarter 2005

 99.2 Financial discussion document issued January 30, 2006 regarding financial results for the fourth quarter 2005